                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                     Aviron
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               California                              77-0306986
     ------------------------------          ------------------------------
(State of Incorporation or Organization)            (I.R.S. Employer
                                                   Identification no.)

297 North Bernardo Avenue, Mountain View, California               94043
-----------------------------------------------------            ------------
(Address of principal executive offices)                          (zip code)



If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. / /

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class to              Name of Each Exchange on Which
            be so Registered                 Each Class is to be Registered
         ----------------------              ------------------------------

                  NONE                                    NONE
         ----------------------              ------------------------------


        Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
--------------------------------------------------------------------------------
                                (Title of class)

ITEM 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 65 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-05209, as amended, filed with the Securities and Exchange Commission (the "Commission") on June 5, 1996, and is incorporated herein by reference.

ITEM 2.        EXHIBITS.

     Exhibit
     Number    Description
     -------   -----------
     3.1       Amended and Restated Articles of Incorporation, as amended. (1)
     3.2       Amendment to the Amended and Restated Articles of Incorporation
               of the Registrant. (2)
     3.3       Bylaws of the Registrant. (1)
     3.4       Form of Certification of Incorporation of the Registrant to be
               effective upon reincorporation in Delaware. (3)
     3.5       Form of Bylaws of the Registrant to be effective upon
               reincorporation in Delaware. (3)
     3.6       Form of Restated Certificate of Incorporation of the Registrant,
               to be filed after completion of this offering. (3)
     4.2       Specimen Stock Certificate. (3)
     4.8       Investors Rights Agreement, dated July 18,
               1995, among the Registrant and the investors named therein. (1)
     10.4      Stock Transfer Agreement between the Registrant and the Regents of the University Michigan, dated February 24, 1995. (1)

     ------------------------------
     (1) Filed as an exhibit to Registrant's Form S-1 Registration Statement, with exhibit number same as above, and incorporated herein by reference.

     (2) Filed as an exhibit to Amendment No. 1 to Registrant's Form S-1 Registration Statement, with exhibit number same as above, and incorporated herein by reference.

     (3) Filed as an exhibit to Amendment No. 2 to Registrant's Form S-1 Registration Statement, with exhibit number same as above, and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                            Aviron
                            ---------------------------
                            (Registrant)


Date: October 8, 1996       By: /s/ J. Leighton Read, M.D.
                            ----------------------------
                            J. Leighton Read, M.D.
                            Chairman and Chief Executive Officer